1 3Q 2017 Earnings Call November 10, 2017 8:00am ET

2 Safe Harbor Statement Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of November 10, 2017 and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its Third Quarter 2017 results issued on November 9, 2017, and the Risk Factors and Forward-Looking Statements sections of the Company’s 2016 Form 10-K filed on March 6, 2017, and Third Quarter 2017 Quarterly Report on Form 10-Q filed on November 9, 2017. Copies of these filings are available from the SEC, the Hertz website or the Company’s Investor Relations Department. 3Q

3 Key Metrics and Non-GAAP Measures THE FOLLOWING KEY METRICS AND NON-GAAP MEASURES WILL BE USED IN THE PRESENTATION: Adjusted corporate EBITDA Adjusted corporate EBITDA margin Adjusted pre-tax income (loss) Adjusted net income (loss) Adjusted diluted earnings (loss) per share (Adjusted diluted EPS) Total RPD Total RPU Net depreciation per unit per month Vehicle utilization Transaction Days Definitions and reconciliations of key metrics and non-GAAP measures are provided in the Company’s third quarter 2017 press release issued on November 9, 2017 and in the Company’s Form 8-K filed on November 9, 2017. 3Q

4 Agenda BUSINESS OVERVIEW Kathryn Marinello President & Chief Executive Officer Hertz Global Holdings, Inc. FINANCIAL RESULTS OVERVIEW Tom Kennedy Chief Financial Officer Hertz Global Holdings, Inc. 3Q

5 Progress on Track 3Q Focus on strategic priorities beginning to pay off, evidence of right path • Rebalancing fleet capacity, car-class mix and enhancing trim packages has improved product quality • Rolling out Ultimate Choice program to 47 U.S. locations to-date has resulted in NPS improvement − Allows customers to choose their preferred vehicle, on site, with no wait • Enhancing revenue management capabilities has allowed for better rate segmentation and faster response time • Building our Global Continuous Improvement program is re-energizing the operations to support efficiency and customer service • Bolstering leadership to complement existing talent and ensure breadth of knowledge and expertise More investment, more work to do to optimize outcomes

6 Quarterly Overview TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc.

7 3Q:17 Consolidated Results GAAP 3Q:17 Results 3Q:16 Results YoY Change Revenue $2,572M $2,542M 1% Income (loss) from continuing operations before income taxes $143M $108M 32% Net Income (loss) from continuing operations $93M $44M 111% Diluted earnings (loss) per share from continuing operations $1.12 $0.52 115% Weighted Average Shares outstanding: Diluted 83M 85M Non-GAAP Adjusted corporate EBITDA $321M $329M (2)% Adjusted corporate EBITDA margin 12% 13% (46 bps) Adjusted pre-tax income (loss) $188M $212M (11)% Adjusted net income (loss) $118M $134M (12)% Adjusted diluted EPS $1.42 $1.58 (10)% 3Q

8 3Q:17 U.S. RAC Revenue Performance Revenue Days Total RPD Vehicle Utilization (bps) Capacity Total RPU 0% (2%) (2%)(4%) 1% (4%) (1%) 1% (3%) 2% (1%) (60) (130)(100) 2% (2%) 3% (4%) 1% (3%) U.S. RAC (YoY quarterly results1) 1Revenue is defined as total revenue excluding ancillary retail car sales; Capacity is average fleet. Vehicle utilization is calculated as transaction days divided by capacity. Total RPU is calculated as total revenue divided by average fleet. 3Q:17 Performance Drivers (3%) (310) 4% (8%) (5%) (3%) (2%) (1%) (4%) (130) • Revenue negatively impacted by ~$15M from hurricane business disruption • Rate − Ex-ride hailing rentals, total RPD increased 4% YoY, driven by strategic pricing actions supported by new revenue management tools and improved mix of customers and fleet • Transaction Days − Volume declined 4% on a tough YoY off-airport comparison, early cancellations due to hurricane activity and company strategy to balance service quality and fleet availability 3Q

9 3Q:17 U.S. RAC Vehicle Utilization Balancing Customer Service and Fleet Availability 3Q • Total Vehicle Utilization was 81% vs. 82% 3Q:16 • Adjusting fleet planning and reservation management to support both customer service and utilization • Completing Ultimate Choice program rollout will support utilization improvement

# 3Q:17 U.S. RAC Monthly Depreciation Per Unit

3Q



Current Year
Prior Year
$304
$267
+14%
$321
$269
+19%
$348
$303
+15%
$353
$278
+27%
$306
$304
+1%
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17

**SEQUENTIAL QUARTERLY IMPROVEMENT**

- Completion of accelerated fleet dispositions in 2Q:17
- More used car sales through alternative channels: 81% of total sales 3Q:17 vs. 60% 2Q:17
- Stabilization of market residual values
- Slightly longer hold period to support off-airport and ride-hailing business, $9 million depreciation impact 2H:17

**YEAR OVER YEAR TREND IMPROVING**

- Lower Model Year 2017 vehicle purchase prices (like-for-like vs. MY'16)
- Stabilizing residual values - FY17E core residuals now (2.8%) YoY vs. previous forecast (3.5%)
- Increased sales through higher return re-marketing channels
- Partially offset by continued transition to a richer, more preferred vehicle mix

NYSE: HTZ 10

11 3Q:17 U.S. RAC Fleet Sales Initiative 28% 39% 33% 3Q:173Q:16 Non-Program Vehicle Disposition Channel Mix 3Q Focused on Driving More Sales Through Alternative Channels • Used car sales through alternative channels: − 81% of mix 3Q:17 versus 72% of mix in 3Q:16 • Absolute sales through highest-return retail channel grew 19% in 3Q:17 YoY • 10th largest used car operation nationally • 79 retail used-car lots across the country • Richer fleet mix supports better rental and residual return 19% 40% 41% Auction Retail Dealer Direct

12 3Q:17 U.S. Residual Value Trends 3Q -3.0% -3.5% -3.5% -2.8% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 4Q:16 1Q:17 2Q:17 3Q:17 2017 YoY Residual Value Forecast Trend -3.8% -3.8% -3.1% -2.2% -2.5% -4.4% -2.3% 1.3% 4.4% 4.4% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct 2017 Manheim Rental Risk YoY Index Change Source: Manheim Source: Black Book & Company Data

13 3Q:17 International RAC 3Q • Revenue increased 7%, or 2% YoY excluding foreign exchange − Transaction days increased 5% − Total RPD declined 2%, driven by increase in leisure value brands • Vehicle utilization was 82%, 90 bps higher YoY as a result of improved efficiencies in fleet management • Monthly depreciation per unit decreased 1% YoY driven by higher proportion of lower cost program cars • Direct vehicle and operating expense increased by 4% YoY, flat excluding foreign exchange • Adjusted corporate EBITDA margin decreased 40 bps YoY

14 LIQUIDITY / BALANCE SHEET OVERVIEW TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc.

15 Senior RCF Facility Size $1,550 Letters of Credit (786) Borrowings (120) Available under Senior RCF 644 Unrestricted Cash 748 Corporate Liquidity $1,392 Liquidity Overview Corporate Liquidity at September 30, 2017 $ in millions

16 November 2nd Debt Management Actions • Extended maturities of approximately $5.3 billion1 of global vehicle financing facilities to March 2020 • Issued unconditional redemption notice for $450 million of Senior Notes due 2019 • Amended Senior RCF to permit incremental debt capacity of up to $942 million; new debt must be junior to first lien debt − $542 million of capacity immediately available − Up to incremental $400 million of capacity available if newly executed Letter of Credit Facility for ordinary course letters of credit is utilized • Availability under the Letter of Credit Facility requires offsetting termination of Senior RCF commitments − Proceeds of new debt may be used for general corporate purposes • Terminated $383 million of commitments under Senior RCF − Creating additional headroom on first lien leverage test − Liquidity neutral as the commitment reduction freed up the equivalent of $383 million of proceeds from the Senior Second Priority Notes offering for general corporate purposes 1FX Rates as of October 31st, 2017.

17 Maturity of Global Vehicle Financings Successfully Extended ($ in millions) Facility Size1 Commitments Extended to 3/20201 Vehicle Debt HVF II Series 2013-A and HVF II Series 2013-B $3,415 $3,415 HFLF Series 2013-2 500 500 European Revolving Credit Facility2 274 178 European Securitization2 536 402 Canadian Securitization 272 272 Australian Securitization 191 191 New Zealand RCF 41 41 U.K. Leveraged Financing 332 282 Total Vehicle Debt $5,561 $5,281 1 Commitments as of November 2, 2017. FX rates as of October 31, 2017. 2 $96 million of the European Revolving Facility, $134 million of the European Securitization and $50 million of the U.K. Leveraged Financing were not extended but remain committed through January 2019, October 2018 and January 2019, respectively.

18 Corporate Debt Maturity Profile is Well Laddered Pro Forma September 30, 2017 Hertz Global Non-Vehicle Debt Maturity Profile1,2 1 Pro Forma for pending redemption of $450 million Senior Notes due 2019. Excludes $27 million of Promissory Notes due 2028 and $9 million of capital leases. 2 Senior RCF is pro forma for reduction of $383 million in commitments effective as of 11/2/17. $ in millions $700 $500 $500 $800 $1,250 $4 $14 $14 $618 $1,167 2017 2018 2019 2020 2021 2022 2023 2024 Senior Notes Senior Second Priority Secured Notes Term Loan Senior RCF $14 $14 $14

19 First Lien Financial Maintenance Covenant Consolidated First Lien Leverage Ratio as of September 30, 2017 was 2.58x1 Our Consolidated First Lien Leverage Ratio is tested each quarter and must not exceed the thresholds outlined below: 1 TTM Adjusted Corporate EBITDA defined as $258M Reported LTM Adjusted Corporate EBIDTA + $112 million Other Adjustments as per Credit Agreement. 2 Pro forma for the reduction in Senior RCF commitments of $383 million as of November 2, 2017. 3Q’17 4Q’17+ 3.25X 3.00X 9/30/2017 Commitment Reduction Pro-Forma2 Senior RCF Facility Size $1,550 M ($383) M $1,167 M Outstanding Letters of Credit - 786 - 786 Term Loan Outstanding + 691 - 691 Unrestricted Cash - 500 - 500 First Lien Secure Net Debt $955 M - $572 M TTM Adjusted Corporate EBITDA / 370 - 370 First Lien Leverage Ratio 2.58X 1.55X

20 Q&A